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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 1998



                              VERILINK CORPORATION
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             (Exact name of registrant as specified in its charter)


               DELAWARE                     0-19360              94-2857548
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   (State or other jurisdiction of     (Commission File       (I.R.S. Employer
   incorporation or organization)         Number)            Identification No.)


        145 BAYTECH DRIVE, SAN JOSE, CALIFORNIA             95134
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        (Address of principal executive offices)          (Zip Code)


        408-945-1199
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        (Registrant's telephone number, including area code)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On November 16, 1998, Verilink Corporation ("Verilink), a Delaware corporation, consummated a Stock Purchase Agreement (the "Agreement") with Acme-Cleveland Corporation ("Acme"), an Ohio corporation, to purchase 100% of the issued and outstanding shares of common stock of TxPort Inc. ("TxPort"), a Delaware corporation and a wholly-owned subsidiary of Acme.

There are no material relationships between TxPort and Verilink or any of TxPort's affiliates, any director or officer of Verilink or any associate of any such director or officer.

Certain of the assets of TxPort are used in the manufacture of high-speed voice and data communication products and Verilink intends to use such assets in substantially the same manner.

The total consideration for the acquisition of TxPort's common stock totaled approximately $10 million. The purchase price was determined in an arms-length transaction and was paid in cash out of Verilink's working capital.

The acquisition will be accounted for as a purchase and will give rise to a one time charge in the quarter ending December 27, 1998.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

The audited financial statements of TxPort required to be filed pursuant to
Item 7(a) of Form 8-K will be filed, if required, on a Form 8-K/A within 60 days after this Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K will be filed, if required, on a Form 8-K/A within 60 days after the date this Form 8-K is required to be filed.


(c)  Exhibits.

      Pursuant to Item 601 of Regulation S-K, the following exhibits are filed herewith:

      Exhibit No.            Description
      -----------            -----------
      2.01            Stock Purchase Agreement Dated as of November 16, 1998 By
                      and between Acme-Cleveland Corporation As Seller and
                      Verilink Corporation As Buyer. (The Schedules to the
                      Agreement have been omitted as not material to an
                      investment decision. Registrant agrees to furnish
                      supplementally any omitted schedule to the Commission upon request).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VERILINK CORPORATION


December 1, 1998                        By:   /s/ John C. Batty
                                              ----------------------------------
                                              John C. Batty,
                                              Vice President, Finance and Chief
                                              Financial Officer (Duly Authorized
                                              Officer and Principal Financial
                                              Officer)

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                                 EXHIBIT INDEX



      Exhibit No.            Description
      -----------            -----------
      2.01            Stock Purchase Agreement Dated as of November 16, 1998 By
                      and between Acme-Cleveland Corporation As Seller and
                      Verilink Corporation As Buyer. (The Schedules to the
                      Agreement have been omitted as not material to an
                      investment decision. Registrant agrees to furnish
                      supplementally any omitted schedule to the Commission upon request).